UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): August 29, 2011

Commission File Number: 000-030813

AlphaRx, Inc.
(Exact name of registrant as specified in its charter)

Delaware	98-0177440
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

31/F, Tower One, Times Square
1 Matheson Street, Causeway Bay
Hong Kong, China
(Address of principal executive offices)

Registrant's telephone number, including area code: (852) 2824-8716

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2).

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) .

☐   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a -12(b)).

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b)).

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c)).

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K (“Current Report”) contains forward-looking statements that involve risks and uncertainties. All statements other than statements of historical fact contained in this Current Report, including statements regarding future events, our future financial performance, business strategy, and our plans and objectives for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only expectations and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Current Report in our Annual Report on Form 10-K for our most recent ended fiscal year and those discussed in other documents we file with the Securities and Exchange Commission (the “SEC”), which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward looking statements to differ from expectations. Moreover, we operate in a very competitive and rapidly changing industry. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements.

We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short term and long term business operations, and financial needs. These forward-looking statements are subject to certain risks and uncertainties that could cause our actual results to differ materially from those reflected in the forward looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this Current Report, and in particular, the risks discussed below and in our Annual Report on Form 10-K for our most recent ended fiscal year under the heading “Risk Factors” and those discussed in other documents we file with the Securities and Exchange Commission SEC that may be incorporated into this Current Report by reference. The following discussion should be read in conjunction with the financial statements and notes thereto included in this Current Report. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report may not occur and actual results could differ materially and adversely from those anticipated or implied in forward-looking statements..

You should not place undue reliance on any forward-looking statement, each of which speaks only as of the date of this Current Report. Before you invest in our common stock, you should be aware that the occurrence of the events described in this Current Report could negatively affect our business, operating results, financial condition and stock price. Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report to conform our statements to actual results or changed expectations.

The description below of the Agreement is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.11 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.01. Entry into a Material Definitive Agreement.

On August 29, 2012, we entered into an agreement (the “Agreement”) to acquire UMeLook Holdings Limited (“UMeLook Holdings”), a corporation formed pursuant to the laws of the British Virgin Islands on February 12, 2012, from its shareholders.  Under the terms of the transaction (the “Transaction”) we will acquire 7,000 shares of the common stock of UMeLook Holdings, representing 100% of its securities outstanding in exchange for Seventy Million (70,000,000) newly issued shares of our common stock and 2,000,000 options to purchase common shares.  The options are exercisable until September 30, 2017, at the price of $.50 per share. Prior to the acquisition, we had 19,036,000 common shares outstanding. After the acquisition of UMeLook Holdings, we will have 89,036,000 common shares outstanding. There will not be a change of control of our officers and Board of Directors as a result of the Transaction.  As such, Michael Lee will remain our President, Chief Executive Officer and Director. There will be a change of our shareholder voting control as a result of the transaction. After the transaction, Vago International Limited, a company controlled by Yee W. Chu will hold 62.90% of our outstanding common shares.

On August 30, 2012, we completed the transaction and acquired all of the issued and outstanding shares of UMeLook Holdings. We are engaged in the development of proven therapies by reformulating FDA approved and marketed drugs using proprietary drug delivery technology. As of our last fiscal year, our revenues were approximately $183,500, representing the sale of our product in Mexico and income from consulting services. For the nine-month period ended June 30, 2012, our revenues were $102,306, and during July and August, 2012, we generated additional revenues of approximately $26,138. Presently, we offer our Indaflex prescription drug product for the treatment of inflammation in one country, Mexico.

We plan to offer digital media products in China through UMeLook Holdings which was formed on February 12, 2012. UMeLook Holdings’ operations will be conducted through its wholly owned subsidiary UMeLook Limited, a company formed under the laws of Hong Kong on February 23, 2012, which is 100% owned by UMeLook Holdings. As a result of the transaction, UMeLook Holdings will become our wholly owned subsidiary.  UMeLook Limited will remain a subsidiary of UMeLook Holdings after the transaction. As a result of the transaction, our management will become the management of UMeLook Holdings and UMeLook Limited.  To date, UMeLook Holdings and UMeLook Limited have not generated revenues. There is no assurance that the acquisition of UMeLook Holdings and UMeLook Limited will increase our revenues or cause us to be profitable.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Articles of UMeLook Holdings Limited
3.11	Articles of UMeLook Limited
10.11	Agreement between AlphaRx, Inc. and UMeLook Holdings Limited

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AlphaRx, Inc.

Dated: August 31, 2012	By:	/s/ Michael Lee
Michael Lee,
Chief Executive Officer and Director
(Principal Executive Officer)